SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549




                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date  of  Report    (Date  of  earliest  event  reported)     December 5, 1997


                            TRI-VALLEY CORPORATION
                            ----------------------
          (Exact  name  of  registrant  as  specified  in  its  charter)


             DELAWARE                            0-6119            84-0617433
------------------------------------------------------------------------------
(State  or  other  jurisdiction                (Commission       (IRS Employer
    of incorporation)                       File Number)   Identification no.)


 230  South  Montclair  Street,  Suite  101    Bakersfield,  CA    93309
------------------------------------------------------------------------
   (Address  of  principal  executive  office)                      (Zip code)



Registrant's  telephone  number,  including  area  code:  (805)    837-9300
                                                 -----------------------------

ITEM  5    OTHER  EVENTS
-------

The  Company  has  withdrawn  its registration for a public offering of stock.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TRI-VALLEY CORPORATION
                                 (registrant)




                              /s/  Thomas  J.  Cunningham
                              ---------------------------
                              Thomas  J.  Cunningham
                              Chief  Financial  Officer




 12/05/97